SUPPLEMENT TO THE PROSPECTUS
Supplement dated May 17, 2022, to the Prospectus dated August 27, 2021.

MFS® Municipal Limited Maturity Fund

Effective July 1, 2022, the Class A initial sales charge table and following paragraph in the sub-section entitled "Sales Charges and Waivers and Reductions" under the main heading entitled "Description of Share Classes" are restated in their entirety as follows:
	INITIAL SALES CHARGE AS PERCENTAGE OF:
Amount of Purchase	GROSS PURCHASE AMOUNT (OFFERING PRICE*)	NET AMOUNT INVESTED
Less than $50,000	2.50%	2.56%
$50,000 but less than $100,000	2.25%	2.30%
$100,000 but less than $250,000	2.00%	2.04%
$250,000 or more	None	None

*
Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

You may purchase Class A shares without an initial sales charge when you invest $250,000 or more in Class A shares. However, for purchasers other than Employer Retirement Plans, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 18 months of purchase.

Effective July 1, 2022, the sixth and seventh paragraphs in the sub-section entitled "How to Purchase Shares" under the main heading "How to Purchase, Redeem, and Exchange Shares" are restated in their entirety as follows:
Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $249,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $249,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a Letter of Intent or Right of Accumulation will be included.
The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $249,999, respectively, under certain circumstances, including purchases by certain types of group or sponsored retirement plans.

1048741                                       1                                                                                                       MTL-SUP-I-051722